               WILSON, SONSINI, GOODRICH & ROSATI
                    PROFESSIONAL CORPORATION
                      TWO PALO ALTO SQUARE
                  PALO ALTO, CALIFORNIA 94306
                   TELEPHONE:  (415) 493-9300

March 17, 1994

The Securities and Exchange Commission
450 Fifth St. NW
Washington, D.C. 20549
Re: Cypress Semiconductor Corporation
    CIK NUMBER - 0000791915
    Current Report on Form 8-K


Ladies and Gentlemen:

     On behalf of Cypress Semiconductor Corporation (the "Company") and in accordance with Regulation S-T, we have submitted herewith in electronic format via EDGAR one copy of a Current Report on Form 8-K of the Company including the Exhibit thereto.

     Pursuant to Rule 901(d) of Regulation S-T, by copy of this correspondence the Company has submitted to the Commission on conforming paper format copy of this electronic filing.

     Please direct all questions concerning the enclosed materials to the undersigned.

                                      Very truly yours,

                                      WILSON, SONSINI, GOODRICH & ROSATI
                                      Professional Corporation

                                      /s/ DON S. WILLIAMS

                                      Don S. Williams

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 4, 1994
                                                  ---------------


                CYPRESS SEMICONDUCTOR CORPORATION

                ----------------------------------
      (Exact name of registrant as specified in its charter)


    Delaware                1-10079                 94-2885898
- -----------------------------------------------------------------
(State or other           (Commission             (IRS Employer
juristdiction of                               File Number)
    Identification
 incorporation                                          No.)



    3901 North First Street, San Jose, California  95134-1599
   -----------------------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code (408)943-2600
                                                   --------------


                         Not Applicable
                       ------------------
       (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On March 4, 1994, Cypress Semiconductor Corporation (the "Registrant") gave public notice of its intention, subject to market and other conditions, to raise up to $1000,000,000 through an offering of convertible subordinated notes not registered or required to be registered under the Securities Act of 1933, as amended. Attached as Exhibit 99.1 to this Current Report on From 8-K is the text of the notice of the proposed offering given by the Registrant on March 4, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1  Text of Press Release dated March 4, 1994.

                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 1994         CYPRESS SEMICONDUCTOR CORPORATION


                              /s/ EMMANUEL HERNANDEZ
                              -----------------------------------
                              Emmanuel Hernandez, Vice President,
                              Finance and Administration, and
                              Chief Financial Office

                        INDEX TO EXHIBITS


Exhibit
- --------

99.1         Text of Press Release dated March 4, 1994.

                         NEWS RELEASE
- -----------------------------------------------------------------

                                                 Analyst contact:
                                                  Manny Hernandez
                                     VP, Finance & Administration
                                                   (408) 943-2754
                                                   Press contact:
                                                   John Hamburger
                                   Director, Corp. Communications
                                                   (408) 943-2902


               CYPRESS SEMICONDUCTOR CORPORATION


                   CYPRESS RULE 144 PLACEMENT



SAN JOSE, CALIFORNIA, MARCH 4, 1994 . . . CYPRESS SEMICONDUCTOR

CORP. (NYSE: CY) announced today that it intends, subject to market and other conditions, to raise up to $100 million in the private placement of convertible subordinated debentures.  The company said that it intends to use the proceeds to add needed capacity by adding its fourth water fabrication plant to its

Bloomington, Minnesota facility which currently houses its third water fabrication plant.  It is contemplated that the debentures will be convertible into Cypress Common Stock.  No other terms were disclosed.





The securities to be offered will not be registered under the

Securities Act of 1933, as amended, or applicable state

securities laws, and may not be offered or sold absent

registration under the Securities Act and applicable state

securities laws or available exemptions from registration

requirements.

Cypress Semiconductor Corporation designs and manufactures a broad range of high-performance integrated circuits, including programmable logic devices (PLDs), field-programmable gate arrays

(FPGAs), static RAM and PROM memories, data communications

products, programmable clock oscillators, high-speed logic and multichip modules.  Cypress shares are traded on the New York

Stock Exchange.  Corporate headquarters are located in San Jose,

California.